                                                                 EXHIBIT 10.13.3

                   THIRD AMENDMENT TO COLLABORATION AGREEMENT

      This Third Amendment to Collaboration Agreement (this "Third Amendment") dated as of December 21, 2005, is by and between Regeneron Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of New York and having its principal office at 777 Old Saw Mill River Road, Tarrytown, New York 10591 ("Regeneron ") and Aventis Pharmaceuticals Inc., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 200 Crossing Blvd., Bridgewater, New Jersey 08807 ("Aventis").

                                  INTRODUCTION

      WHEREAS, Regeneron and Aventis are Parties to a Collaboration Agreement, having an effective date of September 5, 2003, as amended on December 31, 2004, and January 7, 2005 (the "Collaboration Agreement"); and

      WHEREAS, Regeneron and Aventis have determined that it is desirable to amend certain provisions of the Collaboration Agreement to include Japan in the Territory under the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the following mutual promises and obligations and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Capitalized terms used in this Third Amendment and not defined herein shall have the meanings ascribed to them in the Collaboration Agreement.

1. ARTICLE 1. "DEFINITIONS". Article 1 of the Collaboration Agreement shall be amended as follows:

      (a) Section 1.2 "Additional Major Market Country" shall be amended by adding the words "Japan and" after the words "other than" and before the words "the Major Market Countries referred to in clause (i) of the definition thereof" therein.

      (b) Section 1.41 "Consolidated Net Profit/Loss Report" shall be amended by adding the following sentence at the end thereof. "This report shall also include, in reasonable detail, Net Sales in Japan, ******* (as defined in Section 9.1(b)), and the Japan Royalty Payment in sufficient detail to calculate the Japan True-Up for such calendar quarter."

      (c) Section 1.53 "Develop" or "Development" shall be amended by adding the phrase "in the case of all countries in the Territory except Japan," after the reference to "(c)" therein.

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      (d) Section 1.158 "Territory" shall be amended by deleting the words
      ", excluding Japan" therein.

2. SECTION 2.6 "JAPAN". Section 2.6 of the Collaboration Agreement shall be deleted in its entirety.

3. SECTION 4.1 "LICENSE GRANTS". Section 4.1 of the Collaboration Agreement shall be amended by deleting the reference to "(i)" therein and deleting the phrase "and (ii) the foregoing license grant shall not restrict or prohibit Regeneron's right to manufacture and supply Regeneron VEGF Products for importation into or use or sale in Japan."

4. SECTION 4.3 "SUBLICENSES; SUBCONTRACTING". Section 4.3 of the Collaboration Agreement shall be amended by adding the phrase "other than Japan" after the reference to the defined term "Rest of World Country" in clause (A) therein.

5. SECTION 6.5 "VEGF PRODUCT PRICING AND PRICING APPROVALS". Section 6.5 of the Collaboration Agreement shall be amended by adding ", Japan" immediately before the phrase "as well as the United States" in the final sentence therein. Section 6.5 of the Collaboration Agreement shall be further amended by adding the words "or Japan" at the end thereof after the reference to "the United States."

6. SECTION 9.1(a) "SHARING OF COLLABORATION PROFITS AND LOSSES". Section 9.1(a) of the Collaboration Agreement shall be amended by adding the words "other than Japan" after the defined term "Rest of World Countries" therein. Section 9.1(a) shall be further amended by adding the following sentence at the end thereof: "In addition, in consideration of the license grants herein for VEGF Products in Japan, and subject to the other terms and conditions of this Agreement, Aventis shall pay to Regeneron as part of the Quarterly True-Up a royalty on Net Sales in Japan calculated in accordance with the formula described in Schedule 1A (the 'Japan Royalty Payment')."

7. SECTION 9.1(b) "SHARING OF COLLABORATION PROFITS AND LOSSES". Section 9.1(b) of the Collaboration Agreement shall be amended by adding the following sentences at the end thereof: "Notwithstanding the foregoing, Regeneron and Aventis shall each be responsible for paying fifty percent (50%) of all *********** incurred in accordance with the terms of this Agreement and the applicable Co-Development Budget, subject to the terms and conditions set forth in Schedules 1 and 1A. As used herein, the term ************ shall mean Development Costs incurred by the Parties for JDC approved Clinical Trials conducted in Japan (and/or such other Asian countries as may be agreed upon by the Parties) in ********************* *******************************."

8. SECTION 9.2 "PERIODIC REPORTS". Section 9.2(c) of the Collaboration Agreement shall be amended by adding "Japan," after the words "in Major Market Countries," in clause (ii) therein. Section 9.2(c) of the Collaboration Agreement shall be further amended by adding the words "and Japan" after the phrase "with respect to the United States" in clause
      (iii) therein. Section 9.2(c) of the Collaboration Agreement shall be further

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      amended by adding the words "and Japan" after the defined term "Major
      Market Countries" in clause (iv) therein.

9. SECTION 16.1(c) "CONFIDENTIAL PARTY INFORMATION". Section 16.1 of the Collaboration Agreement shall be amended by deleting paragraph (c) in its entirety and substituting the words "INTENTIONALLY BLANK" after the reference to "(c)" therein.

10. SECTION 17.1 "INDEMNITY AND INSURANCE". Section 17.1(a) of the Collaboration Agreement shall be amended by adding a reference to a "; or " after clause (ii) therein and inserting the following new clause (iii):
      "(iii) notwithstanding anything to the contrary in this Agreement, the Development or Commercialization of a VEGF Product in Japan under this Agreement, except to the extent that Damages arise out of the negligence, recklessness, bad faith or intentional wrongful acts, or omissions committed by Regeneron or its Affiliates."

11. SCHEDULE I "QUARTERLY TRUE-UP". Schedule 1 of the Collaboration Agreement shall be deleted in its entirety and replaced with Schedule 1 attached to this Third Amendment, which is marked to reflect changes.

12. SCHEDULE 1A "JAPAN TRUE-UP". The Collaboration Agreement shall be amended by adding a new Schedule 1A in the form attached to this Third Amendment.

13. UP-FRONT PAYMENT. In consideration for Regeneron's agreement to enter into this Third Amendment and extend the Territory to include Japan on the terms set forth herein, Aventis shall pay to Regeneron, on or before January 10, 2006, a non-refundable, non-creditable payment of Twenty-Five Million US Dollars (US$25,000,000.00) (which shall not be reduced by any withholding or similar taxes).

14. SCHEDULE 2 "MILESTONE PAYMENTS". Schedule 2 of the Collaboration Agreement shall be amended by adding the milestones and milestone payments set forth in Schedule 2 attached to this Third Amendment.

15. SCHEDULE 15.3(c) "JAPAN PATENT APPLICATIONS". Schedule 15.3(c) of the Collaboration Agreement shall be amended by adding the Regeneron Patent Applications set forth in Schedule 15.3(c) attached to this Third Amendment.

16. COMMERCIALIZATION. It is agreed that Regeneron shall not Co-Promote VEGF Products in Japan. However, notwithstanding anything to the contrary in the Collaboration Agreement, the Parties shall establish a Joint Country Commercialization Sub-Committee in Japan, which shall have the responsibilities set forth in Section 3.9(b). For the purpose of clarity, unless specifically delineated, Section 3.9(b) shall not be interpreted to include the responsibilities set forth in Section 3.9(a); either with respect to Joint Country Commercialization Sub-Committee in Japan or with respect to any Joint Country Commercialization Sub-Committee in each Rest of World Country. However, nothing in the preceding sentence shall limit or restrict any responsibilities included in sections of the Collaboration Agreement other than 3.9(b).

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17.   JAPAN CO-DEVELOPMENT PLAN. The Parties acknowledge that finalization of a plan for Development of the VEGF Products in Japan (the "Japan Development Plan") will require close interaction between the Parties as well as ***************************. Toward that end, the Parties shall each expend such necessary internal resources as required for timely finalization of the Japan Development Plan. The JDC shall finalize, and the JSC shall approve, the Japan Development Plan as soon as reasonably practicable following the date of this Third Amendment, which shall incorporate the activities, timelines, and budget included in Schedule 3 attached hereto unless otherwise mutually agreed to by the Parties. The Parties presently anticipate that it will be possible to finalize a Japan Development Plan within ********* of the date hereof. It is understood that the Development plan attached hereto is preliminary, and that the Scenarios outlined in the "Timelines and Costs" section are nonbinding. It is understood that, at present, Scenario 2 is the most probable scenario based upon regulatory approvals and current conditions in the Japan market. The JSC approved development plan for Japan shall be incorporated into and made a part of the Co-Development Plan.

18. CONTINUING EFFECT. Except as specifically modified by this Third Amendment, all of the provisions of the Collaboration Agreement are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

19. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. The Collaboration Agreement, this Third Amendment, and any written agreements executed by both Parties pertaining to the subject matter therein, constitute the entire agreement between the Parties hereto with respect to subject matter hereof and thereof. Said documents supersede all other agreements and understandings between the Parties with respect to the subject matter hereof and thereof, whether written or oral. This Third Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, administrators, executors, Affiliates, successors and permitted assigns.

20. HEADINGS. The section headings contained in this Third Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Third Amendment.

21. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each Party and delivered to the other Party.

22. MISCELLANEOUS. This Third Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws. Each Party hereby irrevocably and unconditionally consents to the exclusive jurisdiction of the courts of the State of New York, and the United States District Court for the Southern District of New York for any action, suit or proceeding arising out of or relating to this Third Amendment, waives any objections to such jurisdiction and venue and agrees not to commence any action, suit or proceeding relating to this Third Amendment except in such courts. This Third Amendment supersedes all prior understandings and agreements, whether written or oral, among the Parties hereto relating to the essence of this Third

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      Amendment. If there is a direct conflict between the provisions of the
      Collaboration Agreement and this Third Amendment, this Third Amendment shall govern. This Third Amendment may be amended only by a written instrument executed by each of the Parties.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, each of the Parties has caused this Third Amendment to be executed as of the date hereof by a duly authorized corporate officer.

                                        AVENTIS PHARMACEUTICALS INC.

                                        By:  /s/ Juergen Lasowski
                                           -------------------------------------

                                        Name: Juergen Lasowski

                                        Title: Vice President, Business
                                        Development and Strategy

                                        Date:  December 21, 2005

                                        By:  /s/ Gregory Irace
                                           -------------------------------------

                                        Name:  Gregory Irace

                                        Title: Chief Financial Officer

                                        Date: December 21, 2005

                                        REGENERON PHARMACEUTICALS, INC.

                                        By:  /s/ Murray Goldberg
                                            ------------------------------------

                                        Name:  Murray Goldberg

                                        Title:  SVP, Finance & Administration
                                        and CFO

                                        Date:  December 21, 2005

                                       6
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                                   SCHEDULE 1

                                Quarterly True-Up

The true-up in a calendar quarter (the "Quarterly True-Up") shall be equal to the sum of the Major Market True-Up (as set forth in Part I), plus the Rest of World True-Up (as set forth in Part II), plus the Regeneron Development Reimbursement Amount (as set forth in Part III), plus the Japan True-Up (as set forth in Schedule 1A), less the Development Payment (commencing in the calendar quarter of the First Commercial Sale of a VEGF Product in any country in the Territory other than Japan) (as set forth in Part IV). In the event that the Quarterly True-Up is an amount greater than zero, such amount will be payable by Aventis to Regeneron in accordance with the terms set forth in Section 9.3. In the event that the Quarterly True-Up is an amount less than zero, the absolute value of such amount shall be payable by Regeneron to Aventis in accordance with the terms set forth in Section 9.3. An example of the Quarterly True-up is shown in Part V.

                             I. MAJOR MARKET TRUE-UP

The "Major Market True-Up" shall mean the Major Market Profit Split, plus 100% of Shared Promotion Expenses incurred by Regeneron. The "Major Market Profit Split" shall mean the product of (x) aggregate Net Sales in Major Market Countries less aggregate VEGF Product Expenses, and (y) .50. "VEGF Product Expenses" shall mean the sum of COGS and Shared Promotion Expenses incurred by both Parties for such calendar quarter. For the avoidance of doubt, the Major Market Profit Split shall apply independent of the detailing effort provided by either Party, such that, for example, if Regeneron provided none of the detailing efforts, it will still be entitled to 50% of the sum of aggregate Net Sales in the Major Market Countries less aggregate VEGF Product Expenses in Major Market Countries.

An example of a calculation for a Major Market True-Up would be:

                                                      Aventis      Regeneron
                                         Aggregate    50%          50%
                                         ---------    -------      ---------
Net Sales in Major Market Countries           1000       1000

VEGF Product Expenses:

-        COGS                                 (100)      (100)            (0)
-        Shared Promotion Expenses            (500)      (400)          (100)
                                         ---------    -------      ---------
income or expenses incurred                    400        500           (100)

Major Market Profit-Split                                 200            200

Major Market True-Up                                     (300)           300

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




                            II. REST OF WORLD TRUE-UP

The "Rest of World True-Up" shall mean the Rest of World Profit Split plus 100% of Regeneron's Sales Force Costs and Regeneron's Medical Affairs Costs, in each case as it relates to a Rest of World Country. The "Rest of World Profit Split" shall mean the product of (x)**************************, (y) *****************
******, and (z) .50.

An example of a calculation for a Rest of World True-Up would be:

                                                         Aventis     Regeneron
                                          Aggregate      50%         50%
                                          ---------      -------     ---------
Net Sales in Rest of World Countries             20           20

Regeneron Sales Force Cost                                                  (2)
Regeneron Medical Affairs Cost                                              (0)

****************                                ***

Rest of World Profit Split                       10            5             5
                                          ---------      -------     ---------

Rest of World True-Up                                         (7)            7

                    III. REGENERON DEVELOPMENT REIMBURSEMENT

The "Regeneron Development Reimbursement Amount" shall mean the aggregate amount of Development Costs incurred by Regeneron anywhere in the Territory (including Japan) in such calendar quarter.

An example of the Regeneron Development Reimbursement Amount would be:    20

                             IV. DEVELOPMENT PAYMENT

*************************************************************

An example of a calculation of Development Payment would be:

                                                      Aventis      Regeneron
                                         Aggregate    50%          50%
                                         ---------    -------      ---------
***********                              ****         ****         ****

***********                              ****
                                         -----        ----         ----
Development Payment                                    (10)          10

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                         V. EXAMPLE OF QUARTERLY TRUE-UP

An example of a calculation of Quarterly True-up would be:

Major Market True-up =                                           300

Rest of World True-up =                                            7

Japan True-Up =                                                    5

Regeneron Development Reimbursement Amount =                      20

Development Payment =                                            (10)

Quarterly True-up =                                              322

In this example, Aventis would pay Regeneron 322 in accordance with the terms set forth in Section 9.3.

                                       9
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                                   SCHEDULE 1A

                                  Japan True-Up

Commencing in the calendar quarter of the First Commercial Sale of a VEGF Product in Japan, the Quarterly True-Up shall include a potential payment to Regeneron (the "Japan True-Up"). The Japan True-Up shall equal the Japan Royalty Payment (as set forth in Part I), less ************* (as set forth in Part II). An example of a quarterly Japan True-Up is shown in Part III.

                            I. JAPAN ROYALTY PAYMENT

The Japan Royalty Payment shall equal the sum of (i) the Japan Royalty and (ii) **********. The "Japan Royalty" shall equal *******************************. The
Japan Royalty Payment for a calendar quarter shall be calculated based on Net Sales in such calendar quarter using a royalty rate(s) ********************** in accordance with the formula set forth above.

********************are set forth below:

****************************************

The ************** in any calendar quarter shall equal ***********************
****** for such calendar quarter. The ************ will be calculated as follows:

***************************************

Examples of the calculation of the Japan Royalty Adjustment are shown in Section III below.

                                II. ************

*****************************

                    III. EXAMPLES OF QUARTERLY JAPAN TRUE-UP

Examples of calculations of a quarterly Japan True-Up would be:

******************************************

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The Japan True-Up is included in the calculation of the Quarterly True-Up in accordance with Schedule 1.

For the avoidance of doubt, in no event shall the Japan True-Up require a payment from Regeneron to Aventis.

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                                   SCHEDULE 2

                            Japan Milestone Payments

MILESTONE
---------
   10              US$**********            *******************.
   11              US$**********            *******************.
   12              US$**********            *******************.
   13              US$**********            *******************.
   14              US$**********            *******************.

* For the avoidance of doubt,*********************.

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                                   SCHEDULE 3

                             Japan Development Plan






                         ******************************







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                                SCHEDULE 15.3(c)
                      Regeneron's Japan Patent Applications

                                                             Japanese National
                                     PCT                        Phase
                                   -----------------------------------------------------------------
Case                                             Filing
No.                 Title          Appln. No.     Date        Priority Date     Status    Appln. No.
---                 -----          ----------    ------      --------------     ------    ----------
                                            ***************************************

                                            ***************************************

                                            ***************************************

                                            ***************************************

                                            ***************************************

                                            ***************************************

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